Exhibit 99.2
Waste Services, Inc. Investor Presentation November 2006

Safe Harbor for Forward-Looking Statements Certain matters discussed in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements describe the company's future plans, objectives and goals. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from the plans, objectives and goals set forth in this presentation. Factors which could materially affect such forward-looking statements can be found in the company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in the company's Form 10-K for the year ended December 31, 2005. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made in this presentation are only made as of the date hereof and Waste Services undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Company Overview Multi-regional integrated solid waste services company Strong, mature operations across Canada - national presence Disposal-based growth strategy underway in the U.S. - focus in Florida 9th largest solid waste company in North America Experienced management team Announced refinancing of Kelso preferred stock - target close in December Over $275 million common equity invested since 2001 by management and insiders $413 million of LTM revenue and $73 million of LTM Adjusted EBITDA (1) 2006 public guidance: $77 to $80 million Adjusted EBITDA (1) Explanation of EBITDA and Adjusted EBITDA provided on page 20.

Business Overview Canada Free cash flow generator with strong organic growth Leading market positions in Ontario, Alberta and British Columbia Favorable disposal position (with third parties) as largest independent hauler Revenue and EBITDA CAGR of 7.5% and 15.5%, respectively, since 2002 United States Well-positioned to deliver powerful organic growth with assets in place Long life disposal assets in Florida and Texas provide strong platforms J.E.D. Landfill (FL) >30 years permitted capacity; Texas >100 years Sunbelt markets with high population and economic growth Changing market dynamics Tuck-in and swap opportunities

Company Overview 2003 - 2004 Utilized mature business in Canada as platform to grow into the U.S. Purchased landfill assets in attractive growth markets Collection / transfer station acquisitions to increase landfill volumes 2006 + Continued focus on internal growth and improving return on capital Refinancing Kelso preferred stock Tuck-in acquisition and asset swap opportunities Evaluate potential new market opportunities 2004 - 2005 Integration of acquisitions Focus on organic growth - landfill volume and collection pricing Review and address underperforming assets / contracts Disciplined cash management Disposal-Based U.S. Acquisition Strategy Focused on the Basics Profitable Growth Recent History of Waste Services, Inc.

Senior Management Team The Company has one of the most experienced operational management teams in the solid waste industry David Sutherland-Yoest Chairman & Chief Executive Officer Over 20 years industry experience Former SVP - Atlantic Region, Waste Management Former Vice Chairman, President & COO, USA Waste Ivan Cairns EVP, General Counsel & Corporate Secretary Former SVP & General Counsel of Laidlaw International Inc. and its predecessor for over 20 years Chuck Wilcox President & Chief Operating Officer Over 20 years industry experience Former SVP at Waste Management Bill Hulligan EVP of Operations Over 30 years industry experience Former President, Waste Management North America Stanley Sutherland EVP, Western Canada Over 40 years industry experience Previously held executive positions with Canadian Waste Services and Browning-Ferris Rob Ross VP, Eastern Canada Over 20 years industry experience Former COO, Waste Services, Inc. (Ottawa)

Diversified Revenue Base Geography Line of Business LTM Revenue: $413 Million

Recent Company Highlights Record Q3 results - $111.9 MM revenue and $23.3 MM Adjusted EBITDA Operational highlights: Landfill volumes up 13% Y-o-Y in Q3 YTD organic growth: Price growth of 6.9% (4.7% excluding fuel surcharges) Volume growth of 4.2% Total organic growth of 8.9%, net of fuel Announced transaction with Allied Waste - acquire South Florida assets / sell Arizona assets Collection operation, MSW transfer station and MRF located in Miami Net annual EBITDA impact of $7-8 million Completed acquisitions of Liberty Waste and Sun Country Materials in Q2 Large collection operation, two transfer stations, and C&D landfill in Tampa, FL market Strengthens existing position in Tampa market; enables vertical integration in C&D waste Upon landfill expansion, annual EBITDA contribution of $6-7 MM, with upside thereafter

South Florida / Arizona Transaction Simultaneous purchase and sale of assets with Allied Waste Purchase: Allied South Florida assets Cash purchase price of $61 MM, with additional $2 MM contingent upon successful renewal of Miami-Dade County recycling contract Collection operation, MSW transfer station and MRF located in Miami Currently internalizing >500 TPD to J.E.D. Landfill via transfer station (permitted for 800 tons per day) Sale of Arizona operations for $53 MM in cash Net cash outflow of ~$10 MM and net annual EBITDA impact of $7 to $8 MM Transaction is de-leveraging on pro forma basis Strengthens position in Florida to strong #2 competitor and establishes position in largest market in Florida Targeted close: Q1 2007 Transaction Overview

SLD Landfill and Pro Disposal Two transactions to acquire C&D landfill, two transfer stations and roll-off collection operations on the Gulf coast of Florida Announced signing of definitive agreements on November 27 Combined purchase price: $75 million (cash), to be debt financed ~$11 million pro forma LTM EBITDA, with year 1 contribution of ~$12 to $13 million Targeted closing by year-end 2006 SLD Landfill C&D Landfill in Punta Gorda, FL - north of Ft. Myers 15.8 MM cubic yards permitted capacity Current volume ~1,000 tons per day; ~2,000 TPD with internalized Pro Disposal volume Pro Disposal Roll-off collection in Ft. Myers and Naples (~35 total routes) C&D transfer stations in Ft. Myers and Naples - ability to internalize 100% into SLD Landfill Transaction Overview

Adjusted EBITDA Summary 2006 Guidance: $77 to $80 million Impact from acquisitions: Liberty / Sun Country: $6 to $7 million (~50% impact in 2006) South Florida / Arizona swap: $7 to $8 million SLD / Pro Disposal: $12 to $13 million Year-end Run Rate: $99 to $105 million Q3 YTD organic growth: 8.9% (excl. fuel surcharges) Price: 6.9% (4.7% excluding fuel surcharges) Volume: 4.2%

Key Profit Growth Drivers Leverage well-positioned landfills in U.S. - significant investment already made Landfills offer tremendous operating leverage - volume growth at >75% incremental EBITDA margins Collection, transfer and/or landfill assets in each major market in Florida - enhance margins and stability through vertical integration Review underperforming markets and contracts and aggressively target under-priced accounts Reduced Florida municipal contract portfolio by over $40 million in annual revenue since 2004 through divestiture and contract expiration - contracts contributed no EBITDA Canada: strong competitive position for profitable municipal contracts, increase density in commercial collection, incremental volumes to landfills via special waste opportunities Acquisition and swap opportunities to strengthen position in existing markets - leverage disposal assets and/or improve density of operations Evaluate new market opportunities if fit strategic criteria: (1) ability to control disposal, (2) favorable market dynamics (growth and/or disposal shift), (3) opportunity to establish a leading competitive position Assets in place to drive strong organic growth and margin expansion

Canada Operations - Eastern Canada Revenue: $110 MM 15 collection ops, 9 transfers, 5 MRFs, 1 landfill (C&D) #1 or #2 market share in majority of local markets served ~315 routes ~270,000 customers Profitable municipal contract opportunities Target volume growth at Ottawa landfill Tuck-in acquisitions Collection Transfer Station Landfill ? MRF ? The Company is a leading competitor throughout Ontario ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?

Canada Operations - Western Canada The Company is a leading competitor in Alberta and British Columbia Collection Transfer Station Landfill ? MRF ? ? ? ? ? ? ? ? ? ? Revenue: $72 MM 8 collection ops, 2 transfer stations, 2 landfills #1 or #2 market share in majority of local markets served ~185 routes ~300,000 customers Dominant service provider in Edmonton market Target special waste volumes at landfill in Alberta - oil sand activity

Florida Operations The Company is the #2 player by revenue in Florida Revenue: $199 MM (~$280 MM pro forma) 12 collection operations, 9 transfers, 6 MRFs, 4 landfills (pro forma) Strong positions in all major markets - Orlando, Tampa, Miami, Jacksonville JED Landfill is central strategic asset with +30 yrs permitted capacity Liberty / Sun Country acquisition to enable internalization in Tampa market Miami-Dade acquisition to further increase volume to JED Landfill SLD / Pro Disposal acquisitions to enable internalization in southwest Collection Transfer Station Landfill ? MRF ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Note: Locations are presented pro forma for announced acquisitions ? ?

Landfill (MSW) in Fort Bend County with +100 years permitted capacity Transfer station located in southwest Houston Focused on ramping up volumes in landfill through transfer station Currently building collection operation (start-up) to internalize volume to the landfill Texas Operations Transfer Station Landfill

Financial Strategy Near-term Objectives Complete refinancing of Kelso Preferred Stock (target close in December) $94 million common equity investment from Michael DeGroote, Kelso, and Prides Capital Finance remainder ($10 MM) with cash on hand / revolver Complete Allied swap transaction Ongoing Financial Strategy Minimize reliance on Revolver and enhance liquidity Continue to improve credit statistics and pursue ratings upgrades Maintain prudent capitalization while financing growth strategy Focus is on cash flow and shareholder returns, not top-line growth

Financial Summary (1) 2006E revenue is LTM September 30, 2006. 2006E Adjusted EBITDA is mid-point of public guidance range. $78.5 (1) $55.9 $382.4 $413.0 (1) $310.8 CAGR: 15% CAGR: 44% $37.7 Revenue $ in millions Adjusted EBITDA $ in millions

LTM Financials by Region (1) Explanation of EBITDA and Adjusted EBITDA provided on page 20.

Capitalization and Credit Statistics Steadily Improving Credit Profile (1) LTM EBITDA for calculation of credit statistics includes pro forma impact of acquisitions and divestitures per Credit Agreement.

Appendix: Adjusted EBITDA EBITDA and EBITDA as defined in our credit agreement ("Adjusted EBITDA") are non-GAAP measures used by management to measure performance. We also believe that EBITDA and Adjusted EBITDA may be used by certain investors to analyze and compare our operating performance between accounting periods and against the operating results of other companies that have different financing and capital structures or tax rates and to measure our ability to service our debt. In addition, management uses EBITDA, among other things, as an internal performance measure. Our lenders also use Adjusted EBITDA to measure our ability to service and/or incur additional indebtedness under our credit facilities. However, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with US GAAP or as a measure of our performance, profitability or liquidity. EBITDA and Adjusted EBITDA are not calculated under US GAAP and therefore are not necessarily comparable to similarly titled measures of other companies. Non-cash charges include impairment of deferred acquisition costs, stock-based compensation expense, and gains and losses on foreign exchange and asset sales. Other excludable expenses include professional fees for certain litigation, severance, and other non-recurring costs.